EXHIBIT 99.2

Supplemental Investor Package
_______________________________________________
Fourth Quarter and
Full Year 2011

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	December 31,				December 31,
	2011				2010
				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds1	$1,967,498		1,981,909	73,085	1,683,336		1,704,600	35,334
Gov't\ Municipal bonds	1,642,223		1,673,508	108,694	1,873,730		1,894,436	77,913
Total bonds	3,609,721		3,655,417	181,779	3,557,066		3,599,036	113,247
Equities	157,355		157,355	13,529	69,636		69,636	11,597
Short-term investments	217,044		217,044	-	161,155		161,155	-
Other investments	128,301		128,301	(4,520)	137,865		137,865	(4,982)
Total invested assets	4,112,421		4,158,117	190,788	3,925,722		3,967,692	119,862

Invested assets per $ of stockholders' equity	3.71				3.67

Total assets	5,736,369				5,231,772

Liabilities:
Reserve for losses and loss expenses	3,144,924				2,830,058
Unearned premium reserve	906,991				823,596

Total liabilities	4,627,141				4,160,663

Stockholders' equity	1,109,228				1,071,109

Total debt to capitalization ratio	21.7%				19.7%
Adjusted total debt to capitalization ratio 2	15.3%				12.9%

Book value per share	20.39				19.95

Book value per share excluding unrealized gain or loss on bond portfolio	18.76				19.09

NPW per insurance segment employee (excludes E&S)	791				761

Statutory premiums to surplus ratio	1.4	x			1.3	x

Statutory surplus3	1,062,707				1,073,025

1 Includes mortgage-backed and asset-backed securities.
2 The adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best.
3 Statutory surplus for 2011 includes the December 31, 2011 acquisition of Montpelier U.S. Insurance Company.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
December 2011		THREE MONTHS ENDED December 31,				TWELVE MONTHS ENDED December 31,
($ in thousands, except per share amounts)		2011		2010		2011		2010
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$400,380		$394,089		$1,597,475		$1,564,621
Operating income		18,487	0.33	26,284	0.48	19,059	0.34	73,925	1.35
Net realized (losses) gains, after tax		(2,354)	(0.04)	(2,478)	(0.05)	1,456	0.03	(4,604)	(0.08)
Income from continuing operations		16,133	0.29	23,806	0.43	20,515	0.37	69,321	1.27
Loss on discontinued operations, after tax		-	-	(31)	-	(650)	(0.01)	(3,780)	(0.07)
Net income		16,133	0.29	23,775	0.43	19,865	0.36	65,541	1.20
Operating return on equity		6.7%		9.7%		1.7%		7.1%

Insurance Operations
Gross premiums written		422,438		364,047		1,776,908		1,659,669
Net premiums written		352,179		301,812		1,485,349		1,390,541
Net premiums earned		373,427		353,497		1,439,313		1,416,598
Underwriting income (loss)	- before tax	4,971		(468)		(106,919)		(22,167)
	- after tax	3,231	0.06	(305)	(0.01)	(69,497)	(1.26)	(14,409)	(0.26)
GAAP combined ratio		98.7%		100.1%		107.4%		101.6%

Commercial lines
Net premiums earned		305,440		290,148		1,174,861		1,174,282
GAAP combined ratio		97.7%		97.9%		105.1%		100.1%
Personal lines
Net premiums earned		67,987		63,349		264,452		242,316
GAAP combined ratio		103.1%		110.2%		118.0%		108.5%

Investments
Net investment income	- before tax	28,839		41,471		147,443		145,708
	- after tax	22,567	0.41	31,001	0.56	111,088	2.01	111,059	2.04
Effective tax rate		21.7%		25.2%		24.7%		23.8%
Annual after-tax yield on investment portfolio						2.8%		2.9%
Annual after-tax, after-interest expense yield						2.5%		2.6%
Invested assets per $ of stockholders' equity						3.71		3.67

Other expenses (net of other income)
Interest expense	- before tax	(4,584)		(4,560)		(18,259)		(18,616)
	- after tax	(2,980)	(0.05)	(2,964)	(0.05)	(11,868)	(0.21)	(12,100)	(0.22)

Other Expense - after tax		$(4,331)	(0.09)	$(1,448)	(0.02)	$(10,664)	(0.20)	$(10,625)	(0.21)

Diluted weighted avg shares outstanding		55,437		54,894		55,221		54,504

Selective Insurance Group, Inc.
Estimated Impact of Change in Deferred Policy Acquisition Costs and Restatements
December 31, 2011 (unaudited)
($ in thousands, except per share data)

	2011		2010		2009		2008
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated

Balance Sheet Data:
Deferred policy acquisition costs	214,069	135,761	209,627	127,984	218,601	134,765	212,319	128,756
Total assets	5,736,369	5,685,469	5,231,772	5,178,704	5,114,827	5,060,333	4,945,556	4,891,240
Stockholders' equity	1,109,228	1,058,328	1,071,109	1,018,041	1,002,375	947,881	890,493	836,177
Book value per share	20.39	19.45	19.95	18.97	18.83	17.80	16.84	15.81

Income Statement Data:
Net income	19,865	22,033	65,541	66,966	36,398	36,220	43,758	43,658
Underwriting (loss) profit	(106,919)	(103,584)	(22,167)	(19,974)	2,385	2,111	132	(21)
Combined ratio	107.4%	107.2%	101.6%	101.4%	99.8%	99.9%	100.0%	100.0%

Net income per share:
Basic	0.37	0.41	1.23	1.26	0.69	0.69	0.84	0.84
Diluted	0.36	0.40	1.20	1.23	0.68	0.68	0.82	0.82

Non-GAAP Measures*:
Operating income	19,059	21,227	73,925	75,350	74,538	74,360	76,245	76,145
Operating income per diluted share	0.34	0.38	1.35	1.38	1.39	1.39	1.43	1.43

Reconciliation of Non-GAAP Measures to GAAP Measures:
Operating income	19,059	21,227	73,925	75,350	74,538	74,360	76,245	76,145
Capital gains (losses), net of tax	1,456	1,456	(4,604)	(4,604)	(29,880)	(29,880)	(32,144)	(32,144)
Discontinued operations, net of tax	(650)	(650)	(3,780)	(3,780)	(8,260)	(8,260)	(343)	(343)
Net income	19,865	22,033	65,541	66,966	36,398	36,220	43,758	43,658

*  Operating income is a non-GAAP measure that is comparable to net income with the exclusion of capital gains and losses and the results of discontinued operations.  Operating income is used as an important financial measure by us, analysts, and investors, because the realization of investment gains and losses on sales in any given period is largely discretionary as to timing.  In addition, these realized investment gains and losses, as well as other-than-temporary impairment charges that are included in earnings, and the results of discontinued operations, could distort the analysis of trends.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	December	December	Increase	December	December	Increase
	2011	2010	(Decrease)	2011	2010	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$31,875	33,076	(4)	$129,710	130,990	(1)
Short-term	37	70	(47)	160	437	(63)
Other Investments:
Alternative Investments	(3,316)	9,191	(136)	20,678	20,313	2
Other	(139)	-	N/A	(139)	-	N/A
Dividends	2,236	959	133	4,535	2,238	103
Miscellaneous	45	45	-	133	139	(4)
	30,738	43,341	(29)	155,077	154,117	1

Investment Expense	1,899	1,870	2	7,634	8,409	(9)

Net Investment Income Before Tax	28,839	41,471	(30)	147,443	145,708	1

Tax	6,272	10,470	(40)	36,355	34,649	5

Net Investment Income After Tax	$22,567	31,001	(27)	$111,088	111,059	-

Net Investment Income per Share	$0.41	0.56	(27)	$2.01	2.04	(1)

Effective Tax Rate	21.7%	25.2%		24.7%	23.8%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.62%	3.80%
After Tax				2.75%	2.93%

Portfolio:
Pre Tax				3.67%	3.78%
After Tax				2.76%	2.88%

	For the three months ended			Year to date
	December	December		December	December
Net Realized Gains(Losses)	2011	2010		2011	2010
Fixed Maturities	5,436	(92)		6,933	(14,898)
Equity Securities	(9,057)	1,464		(4,693)	12,999
Other Investments	-	(5,184)		-	(5,184)

Total	(3,621)	(3,812)		2,240	(7,083)
Net of Tax	(2,354)	(2,478)		1,456	(4,604)

As of December 31, 2011 new money rates for taxable fixed maturity securities were 2.68% on a pre-tax basis and 1.74% on an after-tax basis.

Selective Insurance Group, Inc.
2011 Statutory Results by Line of Business
4th Qtr 2011 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2011	2010	Gain/(Loss)
Personal Lines:

Homeowners	$28,040	11.6%	$27,226	14.9%	55.2%	10.4%	29.8%	0.0%	95.4%	104.6%	$1,007
Auto	35,744	1.5%	37,302	2.3%	73.6%	11.0%	30.9%	0.0%	115.5%	117.4%	(5,291)
Other (including flood)	3,593	6.4%	3,459	8.8%	61.7%	(9.1)%	(49.2)%	0.0%	3.4%	29.7%	3,409
Total	$67,376	5.7%	$67,987	7.3%	65.6%	9.7%	26.2%	0.0%	101.5%	108.1%	$(876)

Commercial Lines:

Commerical property	$42,821	4.5%	$48,869	(0.4)%	29.8%	6.0%	39.1%	0.1%	75.0%	86.3%	$14,572
Workers compensation	62,605	25.5%	69,476	11.0%	69.9%	15.6%	24.6%	1.8%	111.9%	123.8%	(6,582)
General liability	77,139	16.7%	88,965	5.9%	51.2%	17.4%	35.4%	0.1%	104.1%	101.0%	557
Auto	62,325	8.0%	70,568	0.0%	55.2%	8.3%	32.7%	0.1%	96.3%	99.2%	5,318
Business owners policies	17,922	4.3%	16,670	1.5%	29.8%	13.4%	37.5%	0.0%	80.7%	99.5%	2,753
Bonds	3,998	(0.2)%	4,691	(4.8)%	19.2%	7.7%	66.9%	0.0%	93.8%	74.0%	753
Other	17,991	694.8%	6,201	141.6%	36.5%	6.4%	46.3%	0.0%	89.2%	45.5%	(4,772)
Total	$284,802	19.6%	$305,440	5.3%	51.0%	12.5%	34.2%	0.5%	98.2%	101.9%	$12,599

Grand Total	$352,179	16.7%	$373,427	5.6%	53.7%	12.0%	32.6%	0.4%	98.7%	102.8%	$11,723

Note: Some amounts may not foot due to rounding.

		2011	2010
	Losses Paid	$245,778	$195,666
	LAE Paid	39,804	39,958
	Total Paid	$285,582	$235,624

Selective Insurance Group, Inc.
2011 Statutory Results by Line of Business
December 2011 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2011	2010	Gain/(Loss)
Personal Lines:

Homeowners	$110,002	13.6%	$102,764	17.0%	95.3%	9.2%	30.7%	0.0%	135.2%	108.6%	$(38,356)
Auto	149,767	1.5%	148,824	4.8%	74.8%	10.9%	30.7%	0.0%	116.4%	113.6%	(24,730)
Other (including flood)	13,442	8.6%	12,864	3.0%	81.0%	(46.8)%	(47.6)%	0.0%	(13.4)%	5.2%	14,865
Total	$273,211	6.4%	$264,452	9.1%	83.1%	7.4%	26.8%	0.0%	117.3%	106.4%	$(48,221)

Commercial Lines:

Commerical property	$195,927	0.8%	$192,989	(3.1)%	67.0%	5.8%	37.0%	0.1%	109.9%	93.7%	$(20,112)
Workers compensation	261,348	10.1%	259,354	3.6%	73.3%	15.9%	25.2%	1.8%	116.2%	124.2%	(42,473)
General liability	351,561	8.7%	344,682	2.4%	49.7%	17.7%	33.3%	0.0%	100.7%	96.4%	(4,726)
Auto	282,825	0.5%	279,610	(4.1)%	55.7%	7.3%	31.1%	0.1%	94.2%	90.2%	15,330
Business owners policies	67,580	2.3%	66,225	1.5%	57.9%	13.3%	38.6%	0.0%	109.8%	116.0%	(6,984)
Bonds	18,653	(2.6)%	18,910	(1.7)%	16.0%	8.0%	61.7%	0.0%	85.7%	79.1%	2,864
Other	34,245	234.6%	13,091	29.4%	20.4%	4.4%	49.2%	0.0%	74.0%	46.6%	(6,987)
Total	$1,212,137	7.1%	$1,174,861	0.2%	58.8%	12.3%	32.8%	0.4%	104.3%	100.8%	$(63,088)

Grand Total	$1,485,349	7.0%	$1,439,313	1.7%	63.2%	11.4%	31.7%	0.4%	106.7%	101.6%	$(111,309)

Note: Some amounts may not foot due to rounding.

		2011	2010
	Losses Paid	$857,844	$784,641
	LAE Paid	152,955	154,661
	Total Paid	$1,010,799	$939,302

Consolidated Balance Sheets
December 31,	Unaudited
($ in thousands, except share amounts)	2011	2010
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value
(fair value: $758,043 – 2011; $1,256,294 – 2010)	$712,348	1,214,324
Fixed maturity securities, available-for-sale – at fair value
(amortized cost: $2,766,856 – 2011; $2,285,988 – 2010)	2,897,373	2,342,742
Equity securities, available-for-sale – at fair value
(cost of: $143,826 – 2011; $58,039 – 2010)	157,355	69,636
Short-term investments (at cost which approximates fair value)	217,044	161,155
Other investments	128,301	137,865
Total investments	4,112,421	3,925,722
Cash	762	645
Interest and dividends due or accrued	35,842	37,007
Premiums receivable, net of allowance for uncollectible
accounts of: $3,768 – 2011; $4,691 – 2010	466,294	414,105
Reinsurance recoverable, net	561,855	318,752
Prepaid reinsurance premiums	147,686	110,327
Current federal income tax	731	11,200
Deferred federal income tax	92,686	93,234
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $160,294 – 2011; $151,704 – 2010	43,947	41,775
Deferred policy acquisition costs	214,069	209,627
Goodwill	7,849	7,849
Other assets	52,227	61,529
Total assets	$5,736,369	5,231,772

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$3,144,924	2,830,058
Unearned premiums	906,991	823,596
Notes payable	307,360	262,333
Accrued salaries and benefits	119,297	100,933
Other liabilities	148,569	143,743
Total liabilities	$4,627,141	4,160,663

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share
Authorized shares: 360,000,000
Issued: 97,246,711 – 2011; 96,362,667 – 2010	194,494	192,725
Additional paid-in capital	257,370	244,613
Retained earnings	1,167,219	1,176,155
Accumulated other comprehensive income	42,294	7,024
Treasury stock – at cost (shares: 42,836,201 – 2011; 42,686,204 – 2010)	(552,149)	(549,408)
Total stockholders’ equity	1,109,228	1,071,109
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,736,369	5,231,772

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED STATEMENTS OF INCOME	Quarter ended		Year ended
	December 31,		December 31,
			Unaudited
($ in thousands, except per share amounts)	2011	2010	2011	2010
Revenues:
Net premiums earned	$373,427	353,497	1,439,313	1,416,598
Net investment income earned	28,839	41,471	147,443	145,708
Net realized gains (losses):
Net realized investment gains (losses)	6,223	(3,385)	15,426	10,575
Other-than-temporary impairments	(8,936)	101	(11,998)	(16,225)
Other-than-temporary impairments on fixed maturity securities recognized in
other comprehensive income	(908)	(528)	(1,188)	(1,433)
Total net realized (losses) gains	(3,621)	(3,812)	2,240	(7,083)
Other income	1,735	2,933	8,479	9,398
Total revenues	400,380	394,089	1,597,475	1,564,621

Expenses:
Losses and loss expenses incurred	245,268	242,976	1,074,987	982,118
Policy acquisition costs	123,010	111,902	469,739	458,045
Interest expense	4,584	4,560	18,259	18,616
Other expenses	7,618	5,250	26,425	23,886
Total expenses	380,480	364,688	1,589,410	1,482,665

Income from continuing operations, before federal income tax	19,900	29,401	8,065	81,956

Federal income tax expense (benefit):
Current	12,386	(3,152)	(228)	5,323
Deferred	(8,619)	8,747	(12,222)	7,312
Total federal income tax expense (benefit)	3,767	5,595	(12,450)	12,635

Net income from continuing operations	16,133	23,806	20,515	69,321

Loss on disposal of discontinued operations, net of tax of $(16) for Fourth
Quarter 2010 and $(350) and $(2,035) for Twelve Months 2011 and 2010	-	(31)	(650)	(3,780)

Net income	$16,133	23,775	19,865	65,541

Earnings per share:
Basic net income from continuing operations	$0.30	0.44	0.38	1.30
Basic net loss from discontinued operations	-	-	(0.01)	(0.07)
Basic net income	0.30	0.44	0.37	1.23

Diluted net income from continuing operations	0.29	0.43	0.37	1.27
Diluted net loss from discontinued operations	-	-	(0.01)	(0.07)
Diluted net income	$0.29	0.43	0.36	1.20

Dividends to stockholders	$0.13	0.13	0.52	0.52

Consolidated Statements of Stockholders’ Equity
December 31,	Unaudited
($ in thousands, except share amounts)	2011		2010		2009
Common stock:
Beginning of year	$192,725		191,646		190,527
Dividend reinvestment plan
(shares: 100,383 – 2011; 106,437 – 2010; 123,880 – 2009)	201		213		248
Stock purchase and compensation plans
(shares: 783,661 – 2011; 433,271 – 2010; 435,571 – 2009)	1,568		866		871
End of year	194,494		192,725		191,646

Additional paid-in capital:
Beginning of year	244,613		231,933		217,195
Dividend reinvestment plan	1,417		1,465		1,514
Stock purchase and compensation plans	11,340		11,215		13,224
End of year	257,370		244,613		231,933

Retained earnings:
Beginning of year	1,176,155		1,138,978		1,128,149
Cumulative-effect adjustment due to adoption of other-
than-temporary impairment guidance under ASC 320,
net of deferred income tax	-		-		2,380
Net income	19,865	19,865	65,541	65,541	36,398	36,398
Cash dividends to stockholders ($0.52 per share – 2011,
2010, and 2009)	(28,801)		(28,364)		(27,949)
End of year	1,167,219		1,176,155		1,138,978

Accumulated other comprehensive income (loss):
Beginning of year	7,024		(12,460)		(100,666)
Cumulative-effect adjustment due to adoption of other-
than-temporary impairment guidance under ASC 320,
net of deferred income tax	-		-		(2,380)
Other comprehensive income (loss), increase (decrease) in:
Unrealized gains (losses) on investment securities:
Non-credit portion of other-than-temporary
impairment losses recognized in other
comprehensive income, net of deferred income tax	1,093		3,416		(5,629)
Other net unrealized gains on investment
securities, net of deferred income tax	42,287		21,113		92,183
Total unrealized gains on investment securities	43,380	43,380	24,529	24,529	86,554	86,554
Defined benefit pension plans, net of deferred income tax	(8,110)	(8,110)	(5,045)	(5,045)	4,032	4,032
End of year	42,294		7,024		(12,460)
Comprehensive income		55,135		85,025		126,984

Treasury stock:
Beginning of year	(549,408)		(547,722)		(544,712)
Acquisition of treasury stock
(shares: 149,997 – 2011; 107,425 – 2010; 191,858 – 2009)	(2,741)		(1,686)		(3,010)
End of year	(552,149)		(549,408)		(547,722)
Total stockholders’ equity	$1,109,228		1,071,109		1,002,375

Consolidated Statements of Cash Flows
December 31,	Unaudited
($ in thousands, except share amounts)	2011	2010	2009
Operating Activities
Net Income	$19,865	65,541	36,398

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34,645	31,770	28,593
Loss on disposal of discontinued operations	650	3,780	1,174
Stock-based compensation expense	7,422	8,017	11,256
Undistributed (income) loss of equity method investments	(323)	(8,712)	21,726
Net realized (gains) losses	(2,240)	7,083	45,970
Postretirement life curtailment benefit	-	-	(4,217)
Unrealized gain on trading securities	-	-	(262)
Goodwill impairment on discontinued operations	-	-	12,214

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	56,905	41,526	60,619
Increase (decrease) in unearned premiums, net of prepaid reinsurance and advance
premiums	46,334	(26,661)	(8,028)
(Increase) decrease in net federal income taxes	(1,403)	15,809	(3,718)
(Increase) decrease in premiums receivable	(45,116)	32,472	34,317
(Increase) decrease in deferred policy acquisition costs	(4,442)	8,974	(6,282)
Decrease (increase) in interest and dividends due or accrued	633	(2,361)	1,918
Increase (decrease) in accrued salaries and benefits	1,521	(14,913)	(15,240)
(Decrease) increase in accrued insurance expenses	(636)	(4,470)	2,240
Sale of trading securities	-	-	2,831
Other-net	9,142	1,330	6,050
Net adjustments	103,092	93,644	191,161
Net cash provided by operating activities	122,957	159,185	227,559

Investing Activities
Purchase of fixed maturity securities, held-to-maturity	-	-	(158,827)
Purchase of fixed maturity securities, available-for-sale	(487,813)	(1,007,679)	(1,041,277)
Purchase of equity securities, available-for-sale	(150,551)	(71,192)	(79,455)
Purchase of other investments	(16,033)	(20,673)	(16,298)
Purchase of short-term investments	(1,448,782)	(1,741,738)	(1,956,164)
Purchase of subsidiary, net of cash acquired	(51,728)	-	-
Sale of subsidiary	1,152	978	(12,538)
Sale of fixed maturity securities, held-to-maturity	-	-	5,820
Sale of fixed maturity securities, available-for-sale	146,435	190,438	538,769
Sale of short-term investments	1,433,441	1,794,434	1,940,427
Redemption and maturities of fixed maturity securities, held-to-maturity	177,350	319,835	282,310
Redemption and maturities of fixed maturity securities, available-for-sale	162,796	298,171	122,403
Sale of equity securities, available-for-sale	60,071	98,015	137,244
Distributions from other investments	25,622	22,406	25,596
Sale of other investments	16,357	-	-
Purchase of property, equipment, and other assets	(11,824)	(6,522)	(8,207)
Net cash used in investing activities	(143,507)	(123,527)	(220,197)

Financing Activities
Dividends to stockholders	(26,513)	(26,056)	(26,296)
Acquisition of treasury stock	(2,741)	(1,686)	(3,010)
Principal payment of notes payable	-	(12,300)	(12,300)
Proceeds from borrowings	45,000	-	13,000
Net proceeds from stock purchase and compensation plans	5,011	4,962	4,612
Excess tax benefits from share-based payment arrangements	(90)	(744)	(1,200)
Net cash provided by (used in) financing activities	20,667	(35,824)	(25,194)
Net increase (decrease) in cash and cash equivalents	117	(166)	(17,832)
Net decrease in cash and cash equivalents from discontinued operations	-	-	(15,037)
Net increase (decrease) in cash from continuing operations	117	(166)	(2,795)
Cash from continuing operations, beginning of year	645	811	3,606
Cash from continuing operations, end of year	$762	645	811

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Dec-31 *	Dec-31
	2011	2010

ASSETS
Bonds	$3,452,204	3,482,204
Common stocks	157,355	69,636
Affiliated mortgage loan	38,131	38,785
Other investments	197,409	174,067
Short-term investments	183,070	111,021
Total investments	4,028,169	3,875,713

Cash on hand and in banks	(20,701)	(30,343)
Interest and dividends due and accrued	35,880	37,172
Premiums receivable	461,482	410,809
Reinsurance recoverable on paid losses and expenses	12,365	5,013
Deferred tax recoverable	137,659	133,100
EDP equipment	1,804	1,409
Equities and deposits in pools and associations	4,837	6,681
Receivable for sold securities	644	16,738
Other assets	27,964	30,164
Total assets	$4,690,103	4,486,456

LIABILITIES
Reserve for losses	$2,173,028	2,111,557
Reinsurance payable on paid loss and loss expense	1,285	1,030
Reserve for loss expenses	418,542	401,508
Unearned premiums	759,304	713,268
Reserve for commissions payable	44,488	43,590
Ceded balances payable	21,871	12,835
Federal income tax payable	12,176	1,645
Premium and other taxes payable	23,588	23,466
Borrowed money	58,043	13,018
Reserve for dividends to policyholders	3,470	2,390
Reserves for unauthorized reinsurance	1,785	1,811
Payable for securities	-	5,028
Funds withheld on account of others	6,523	7,015
Accrued salaries and benefits	80,601	61,353
Other liabilities	22,692	13,917
Total liabilities	3,627,396	3,413,431

POLICYHOLDERS' SURPLUS
Capital	32,325	28,325
Aggregate write-ins for special surplus funds	44,296	40,521
Paid in surplus	307,022	255,792
Unassigned surplus	679,064	748,387
Total policyholders' surplus	1,062,707	1,073,025
Total liabilities and policyholders' surplus	$4,690,103	4,486,456

* Includes the December 31, 2011 acquisition of Montpelier U.S. Insurance Company.  Combined statutory filings for 2011 will not reflect the acquisition as this Company will not be included in our intercompany pooling until January 1, 2012

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Twelve Months Ended
	December				December

UNDERWRITING	2011		2010		2011		2010

Net premiums written	$352,179		301,812		1,485,349		1,388,556

Net premiums earned	373,427		353,497		1,439,313		1,414,612

Net losses paid	245,778		195,666		857,844		784,641
Change in reserve for losses	(45,368)		10,910		52,252		39,181
Net losses incurred	200,410	53.7%	206,576	58.4%	910,096	63.2%	823,822	58.2%
Net loss expenses paid	39,804		39,958		152,955		154,661
Change in reserve for loss expenses	4,879		(3,230)		11,395		2,051
Net loss expenses incurred	44,683	12.0%	36,728	10.4%	164,350	11.4%	156,712	11.1%
Net underwriting expenses incurred	115,692	32.8%	103,578	34.3%	474,139	31.9%	449,620	32.3%
Total deductions	360,785		346,882		1,548,585		1,430,154
Statutory underwriting (loss) / gain	12,642		6,615		(109,272)		(15,542)

Net loss from premium balances charged off	(1,210)		(1,057)		(5,213)		(5,142)
Finance charges and other income	1,772		2,907		8,460		9,590
Total other income	562	-0.2%	1,850	-0.6%	3,247	-0.2%	4,448	-0.3%
Policyholders' dividends incurred	(1,481)	0.4%	(1,011)	0.3%	(5,284)	0.4%	(3,878)	0.3%
Total underwriting (loss) / gain	11,723	98.7%	7,454	102.8%	(111,309)	106.7%	(14,972)	101.6%

INVESTMENT
Net investment income earned	30,459		39,362		148,005		138,021
Net realized gain / (loss)	(3,621)		(15,909)		2,195		(19,282)
Total income before income tax	38,561		30,907		38,891		103,767
Federal income tax expense / (income)	14,674		(456)		12,433		16,848

Net income	$23,887		31,363		26,458		86,919

Policyholders' Surplus
Surplus, beginning of period	$1,010,144		1,034,321		1,073,025		981,955

Net income	23,887		31,363		26,458		86,919
Change in deferred taxes	11,749		2,941		17,220		2,169
Change in unrealized gains	15,801		12,506		2,355		26,198
Dividends to stockholders	(17,007)		(12,002)		(63,025)		(48,010)
Paid in surplus *	51,230		-		51,230		-
Paid in common stock *	4,000		-		4,000		-
Change in reserve for unauthorized	26		(798)		26		(798)
Change in non-admitted assets	(12,666)		(4,263)		(21,378)		14,851
Change in additional admitted deferred taxes	5,241		5,550		3,775		6,570
Change in minimum pension liability	(15,090)		3,407		(15,090)		3,407
Surplus adjustments *	(14,608)		-		(15,889)		(236)

Net change in surplus for period	52,563		38,704		(10,318)		91,070

Surplus, end of period	$1,062,707		1,073,025		1,062,707		1,073,025

Statutory underwriting (loss) / gain	$11,723		7,454		(111,309)		(14,972)

Adjustments under GAAP:
Deferred policy acquisition costs	(5,975)		(8,963)		4,442		(8,974)
Pension costs	(1,618)		755		250		2,045
Other, net	841		286		(302)		(266)
GAAP underwriting (loss) / gain	$4,971		(468)		(106,919)		(22,167)

* Includes the December 31, 2011 acquisition of Montpelier U.S. Insurance Company.  Combined statutory filings for 2011 will not reflect the acquisition as this Company will not be included in our intercompany pooling until January 1, 2012

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of December 31, 2011
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,473,976	10,390,153	1,276,202	0.45	0.96
Silverpeak RE III	2008	15,000,000	8,095,585	3,377,382	(56,701)	0.02	0.51
Total - Real Estate		35,000,000	10,569,561	13,767,535	1,219,501	0.34	0.84
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	1,072,293	(836,617)	0.95	1.03
GS Mezz V	2007	25,000,000	15,255,707	7,744,362	728,712	0.60	1.17
Total - Mezz. Financing		34,000,000	15,255,707	8,816,655	(107,905)	0.77	1.10
Distressed Debt
Varde VIII	2006	10,000,000	-	7,372,134	(322,617)	0.38	1.12
GS Distressed Opp III	2007	15,000,000	3,135,660	9,580,421	934,885	0.24	0.99
Total - Distressed Debt		25,000,000	3,135,660	16,952,555	612,268	0.30	1.05
Private Equity
Prospector	1997	5,000,000	-	411,121	(323)	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,219,343	4,022,140	1,446,577	1.27	1.70
NB Co-Invest	2006	15,000,000	1,847,495	9,730,334	1,729,882	0.53	1.22
Trilantic Capital Partners IV	2007	11,098,351	2,301,528	7,572,404	1,651,122	0.41	1.24
Total - Private Equity		41,098,351	5,368,366	21,735,999	4,827,258	0.99	1.56
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	6,601,877	1,059,842	0.64	1.24
GS Vintage IV	2007	20,000,000	5,280,941	15,101,646	3,464,691	0.37	1.21
NB SOF II	2008	12,000,000	3,326,196	8,410,797	1,605,660	0.36	1.31
Total - Pvt. Eq. Sec. Mkt.		44,000,000	9,506,631	30,114,320	6,130,193	0.45	1.24
Energy/Power Generation
ArcLight I	2002	15,000,000	1,655,505	234,045	1,061,616	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	2,972,783	1,721,227	1.23	1.39
ArcLight III	2006	15,000,000	2,037,794	10,235,790	1,709,439	0.60	1.25
Quintana Energy	2006	10,000,000	1,902,067	8,006,160	713,808	0.09	1.07
ArcLight IV	2007	10,000,000	2,717,373	4,464,089	1,751,975	0.86	1.31
Total - Energy/Power Generation		65,000,000	10,608,231	25,912,867	6,958,065	1.03	1.41
Venture Capital
Venture V	2001	10,000,000	900,000	7,248,497	1,038,166	0.30	1.10
Total - Venture Capital		10,000,000	900,000	7,248,497	1,038,166	0.30	1.10
TOTAL - ALTERNATIVE INVESTMENTS		$254,098,351	55,344,156	124,548,428	20,677,546	0.72	1.25
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Note: Some amounts may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
December 31, 2011
($  in thousands)
(unaudited)

Exposure = 51% Held-to-Maturity; 49% Available-for-Sale

Repayment Source Composition by State
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	55,930	55%	44,289	44%	1,101	1%	-	0%	101,320	8%
TX-PSF	-	0%	-	0%	-	0%	41,190	100%	41,190	3%
WA	38,133	45%	46,238	55%	-	0%	-	0%	84,371	7%
AZ	60,795	90%	7,083	10%	-	0%	-	0%	67,878	5%
NY	66,291	100%	-	0%	-	0%	-	0%	66,291	5%
FL	53,587	100%	-	0%	-	0%	-	0%	53,587	4%
OH	30,408	59%	13,611	27%	7,255	14%	-	0%	51,274	4%
IL	28,386	58%	20,356	42%	-	0%	-	0%	48,742	4%
CO	17,241	36%	29,319	60%	1,812	4%	-	0%	48,372	4%
MN	6,390	13%	5,038	11%	36,926	76%	-	0%	48,354	4%
NC	24,169	58%	14,032	33%	3,775	9%	-	0%	41,976	3%
Pre-refunded	41,319	50%	25,517	31%	12,405	15%	3,658	4%	82,899	7%
Other	360,074	66%	115,455	21%	68,261	13%	-	0%	543,790	42%
Grand Total	782,723	61%	320,938	25%	131,535	10%	44,848	4%	1,280,044	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
December 31, 2011
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations1	$353.8	20.3	AA+
Foreign government obligations	34.2	0.5	AA
State and municipal obligations	622.7	44.4	AA
Corporate securities	1,213.3	44.9	A
Mortgage-backed securities ("MBS")	594.5	19.2	AA
Asset-backed securities ("ABS")	78.9	1.2	AAA
Total AFS fixed maturity portfolio	$2,897.4	130.5	AA-

State and Municipal Obligations:
Government obligations	$282.6	22.1	AA+
Special revenue obligations	340.1	22.3	AA
Total state and municipal obligations	$622.7	44.4	AA

Corporate Securities:
Financial	$379.0	3.7	A
Industrials	86.9	6.1	A-
Utilities	75.6	3.5	BBB+
Consumer discretion	104.3	4.9	BBB+
Consumer staples	137.3	6.9	A
Healthcare	145.0	8.3	AA-
Materials	66.5	2.5	A-
Energy	77.9	3.3	A-
Information technology	74.3	2.6	A
Telecommunications services	50.9	1.5	BBB+
Other	15.6	1.6	AA+
Total corporate securities	$1,213.3	44.9	A

MBS:
Government Guaranteed Agency commercial mortgage-backed securities ("CMBS")	$72.9	5.0	AA+
Non-agency CMBS	39.7	(0.3)	A-
Government Guaranteed Agency residential mortgage-backed securities ("RMBS")	98.2	4.7	AA+
Other Agency RMBS	339.1	10.8	AA+
Non-agency RMBS	37.1	(1.0)	BBB
Alternative-A ("Alt-A") RMBS	7.5	-	AA+
Total MBS	$594.5	19.2	AA

ABS:
ABS	$77.5	1.3	AAA
Alt-A ABS3	0.7	-	D
Sub-prime ABS2,3	0.7	(0.1)	D
Total ABS	$78.9	1.2	AAA

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
3 Alt-A ABS and sub-prime ABS each consist of one security that is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
December 31, 2011
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized Unrecognized Gain (Loss)	Average Credit Quality
HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.5	5.6	(0.1)	0.3	0.2	AA+
State and municipal obligations	657.4	626.0	31.4	11.9	43.3	AA
Corporate securities	69.5	62.6	6.9	(2.2)	4.7	A
Mortgage-backed securities	17.7	11.5	6.2	(3.0)	3.2	AA-
Asset-backed securities	7.9	6.6	1.3	(1.4)	(0.1)	A
Total HTM fixed maturity portfolio	$758.0	712.3	45.7	5.6	51.3	AA

State and Municipal Obligations:
Government obligations	$214.8	205.3	9.5	6.3	15.8	AA
Special revenue obligations	442.6	420.7	21.9	5.6	27.5	AA
Total state and municipal obligations	$657.4	626.0	31.4	11.9	43.3	AA

Corporate Securities:
Financial	$20.7	18.5	2.2	(1.5)	0.7	A-
Industrials	20.3	17.8	2.5	(0.7)	1.8	A
Utilities	15.4	13.7	1.7	(0.1)	1.6	A+
Consumer discretion	5.9	5.6	0.3	0.1	0.4	AA-
Consumer staples	5.1	5.0	0.1	-	0.1	A
Materials	2.1	2.0	0.1	-	0.1	BBB
Total corporate securities	$69.5	62.6	6.9	(2.2)	4.7	A

MBS:
Non-agency CMBS	17.7	11.5	6.2	(3.0)	3.2	AA-
Total MBS	$17.7	11.5	6.2	(3.0)	3.2	AA-

ABS:
ABS	$5.6	5.0	0.6	(0.5)	0.1	BBB+
Alt-A ABS	2.3	1.6	0.7	(0.9)	(0.2)	AAA
Total ABS	$7.9	6.6	1.3	(1.4)	(0.1)	A